Exhibit 10.26

Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K on the basis that the registrant customarily and actually treats that information as private or confidential and the omitted information is not material. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

POWER OF ATTORNEY

The undersigned, Stephanus Ardianto Hadiwijaja, Indonesian Citizen, holder of Identification Card No. [***], having his registered address at [***] (hereinafter referred to as the “Authorizer”), hereby gives full power and authority with the rights of substitution to each of:

1.	Agustian Aryadharma, Indonesian Citizen, holder of Identification Card No. [***], having his registered address at [***];

2.	Teddy Trianto, Indonesian Citizen, holder of Identification Card No. [***], having his registered address at [***]; and

3.	Pakerti Wicaksono Sungkono, Indonesian Citizen, holder of Identification Card No. [***], having his registered address at [***];

to be the true and lawful attorney (hereinafter referred to as the “Attorney-in-Fact”) and in the Authorizer’s name and behalf, with rights of substitution, to do all or any of the following acts and things:

1.

to receive invitations for, attend and vote in one or more general meeting of shareholders of PT Teknologi Pengangkutan Indonesia (“Company”) and sign minutes of meeting, or sign one or more circular shareholders’ resolutions in lieu of a general meeting of shareholders in relation to the transfer of 50,999 shares which constitute 99.99% of the total issued and paid up shares in the Company held by Teddy Trianto to the Authorizer (“Share Transfer”) and all matters (without exception) related to, arising from, or that are mandatory to, or that are considered necessary by the Attorney-in-Fact to effectuate the Share Transfer including to obtain any governmental approval for the Share Transfer;

2.

to sign, perform and deliver any documents (without exception) in relation to or arising from the Shares Transfer as required by the prevailing laws and/or a share purchase agreement for the Share Transfer and/or as deemed necessary by the Attorney-in-Fact to implement and effectuate the Share Transfer including the relevant share transfer deed (“Share Transfer Deed”); and

3.

to appear before a notary or any other competent authority to execute all documents and consents (without exception) relating to the matters covered under points 1 and 2 above or to give explanations as considered necessary by the Attorney-in-Fact for carrying out the provisions of this Power of Attorney.

The Authorizer declares that all acts, matters and things done lawfully by the Attorney-in-Fact in exercising the powers under this Power of Attorney will be as good and valid as if they had been done by the Authorizer. The Authorizer hereby ratifies and confirms any and/or all actions undertaken and performed by the Attorney-in-Fact under this Power of Attorney, including the legal consequences arising therefrom, or the performance thereof, to the extent that such actions are undertaken and performed in accordance with this Power of Attorney.

This Power of Attorney is effective as of the effective date set out at the end of this Power of Attorney, and is governed by the laws of the Republic of Indonesia. This Power of Attorney will be effective until the Share Transfers have been completed, and will thereupon immediately terminate.

The Authorizer agrees to indemnify the Attorney-in-Fact from and against any and all actions, suits, claims, demands, losses, liabilities, damages, costs and expenses which may be made or brought against or suffered or incurred by the Attorney-in-Fact arising out of or in connection with the lawful and proper exercise of powers conferred under this Power of Attorney.

This Power of Attorney may be executed in any number of counterparts and all counterparts taken together will be deemed to constitute one and the same document.

In witness whereof, the undersigned, as the authorized signatory of the Authorizer, has executed this Power of Attorney in the name and on behalf of the Authorizer.

This Power of Attorney is effective as of 3 July 2017.

The Authorizer	The Attorney-in-Fact

/s / Stephanus Ardianto Hadiwijaja	/s/ Agustian Aryadharma
Name: Stephanus Ardianto Hadiwijaja	Name: Agustian Aryadharma

/s/ Teddy Trianto
Name: Teddy Trianto

/s/ Pakerti Wicaksono Sungkono
Name: Pakerti Wicaksono Sungkono

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